                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   Consonance Capital Management LP

Address:                                1370 Avenue of the Americas
                                        Suite 3301
                                        New York, NY 10019

Date of Event Requiring Statement:      11/23/2020

Name:                                   Consonance Capital Opportunity Fund
                                        Management LP

Address:                                1370 Avenue of the Americas
                                        Suite 3301
                                        New York, NY 10019

Date of Event Requiring Statement:      11/23/2020

Name:                                   Consonance Capman GP LLC

Address:                                1370 Avenue of the Americas
                                        Suite 3301
                                        New York, NY 10019

Date of Event Requiring Statement:      11/23/2020